Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Evans & Sutherland Computer Corporation whose signature appears below constitutes and appoints James R. Oyler, Richard J. Gaynor, and Mark C. McBride, or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign in the name of or on behalf of the undersigned, as a director and/or officer of said corporation, the Annual Report on Form 10-K of Evans & Sutherland Computer Corporation for the year ended December 30, 1999, and any and all amendments to such Annual Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 8th day of March, 2000.

             Signature                               Title                               Date

/S/  Stewart Carrell
------------------------------------
Stewart Carrell                         Chairman of the Board of Directors            March 8, 2000

/S/  James R. Oyler
------------------------------------
James R. Oyler                          President and Chief Executive Officer         March 8, 2000
                                        (Principal Executive Officer) and
                                        Director

/S/  Richard J. Gaynor
------------------------------------
Richard J. Gaynor                       Vice President and Chief Financial            March 8, 2000
                                        Officer (Principal Financial Officer)

/S/  Mark C. McBride
------------------------------------
Mark C. McBride                         Vice President, Corporate Controller          March 8, 2000
                                        and Secretary (Principal Accounting
                                        Officer)

/S/  Gerald S. Casilli
------------------------------------
Gerald S. Casilli                       Director                                      March 8, 2000

/S/  Peter O. Crisp
------------------------------------
Peter O. Crisp                          Director                                      March 8,  2000

/S/  Ivan E. Sutherland
------------------------------------
Ivan E. Sutherland                      Director                                      March 8,  2000
